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                                                                  Exhibit 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-69721, 333-64519 and 333-60180) and Form S-8
(Nos. 33-90702, 33-90726, 33-90732, 333-3408, 333-25217, 333-41067,
333-45063, 333-74141, 333-49822 and 333-33894) of PRI Automation, Inc. of our
report dated November 19, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2001